SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2002

INTERNATIONAL BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number 0–9439

Texas	74–2157138
(State or other Jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

1200 San Bernardo, Laredo, Texas	78040–1359
(Address of principal executive offices)	(ZIP Code)

(Registrant’s telephone number, including area code)  (956) 722–7611

None

(Former name or former address, if changed since last report)

Item 5.    Other Events

On March 14, 2002, International Bancshares Corporation issued a news release responding to the announcement by Albertson’s, Inc. to exit the South Texas markets of San Antonio, the Rio Grande Valley and Houston, attached hereto and filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits

c.                                       Exhibits

The following exhibit is filed as part of this report:

(99)                            News release of International Bancshares Corporation dated March 14, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION

  (Registrant)

By:	/s/ DENNIS E. NIXON
DENNIS E. NIXON, President
and Chief Executive Officer

Date:  March 15, 2002

EXHIBIT INDEX

Exhibit Number	Description
99	News Release of International Bancshares Corporation dated March 14, 2002.